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                                                                   EXHIBIT 10.15

                            EXCHANGE OPTION AGREEMENT

         This Exchange Option Agreement (this "Exchange Agreement") is entered into as of November 13, 2001 by and among (i) Cinemark USA, Inc. ("Cinemark"),
(ii) NN Participacoes Ltda, a Brazilian corporation ("NN"), (iii) Venture II Equity Holdings Corporation, Inc., a British Virgin Island corporation ("Venture II") and (iv) Kristal Holdings Limited, a British Virgin Island corporation ("Kristal").

                                    RECITALS

         A. NN and Kristal have agreed to invest an additional US$11.0 million into Cinemark Brasil S.A., a Brazilian corporation ("Cinemark Brasil") in exchange for shares of common stock of Cinemark Brasil pursuant to a certain Subscription Agreement dated June 29, 2001 (the "Subscription Agreement").

         B. It is a condition precedent to the obligations of NN and Kristal under the Subscription Agreement that Cinemark, NN, Venture II and Kristal enter into this Exchange Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

         Section 1. Definitions. As used herein, the following terms shall have the following meanings:

         "Affiliate" of any Person or entity means any other person or entity directly or indirectly controlling, controlled by, or under common control with, such person or entity, whether through the ownership of voting securities, by voting agreement or otherwise. For purposes of this definition, "control," as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Approved Investment Bank" shall mean any of the following investment banks, including affiliates and successors thereof: Lehman Brothers Inc., Goldman Sachs and Co., Morgan Stanley Incorporated, Bear Stearns & Co., Inc., J.P. Morgan, Credit Suisse First Boston Corporation, CITIGROUP and Deutsche Bank.

         "Cinemark Brasil Appraised Value" shall have the meaning ascribed to such term in Section 2(a).

         "Commission" shall have the meaning ascribed to such term in Section 2(a).

         "Exchange Closing Date" shall have the meaning ascribed to such term in
Section 2(b).

         "Exchange Notice Period" shall have the meaning ascribed to such term in Section 2(a).



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         "Exchange Put Notice" shall have the meaning ascribed to such term in
Section 2(a).

         "Exchange Put Option" shall have the meaning ascribed to such term in
Section 2(a).

         "Exempt Transfer" - The following transactions shall constitute "Exempt Transfers" for the purpose of Section 4: (i) a Transfer of Stock by an Investor to Cinemark or (ii) a Transfer of Stock by an Investor to another Investor, Rovato Financial Ltd., B.V.I., Edgar Gleich, Moises Pinsky, Riccardo Arduini, Eduardo Alalou or Roberto Luiz Leme Klabin, or a company owned and controlled by Edgar Gleich, Moises Pinsky, Riccardo Arduini, Eduardo Alalou or Roberto Luiz Leme Klabin or (iii) a Transfer of Stock by an Investor to The Latin American Enterprise Fund L.P. ("LAEF") or The Latin American Enterprise Fund II L.P. ("LAEF II") or to the original shareholders of LAEF or LAEF II or to any person or entity appointed by such shareholders, which is an Affiliate of such shareholders, upon the expiration of the term of LAEF or LAEF II, in accordance with their respective Bylaws.

         "Existing Cinemark USA Shareholders" shall mean Lee Roy Mitchell (or any Family Donee of Lee Roy Mitchell), CGI Equities, Inc., The Mitchell Special Trust, The Mitchell Grandchildren Trust for Crystal Lee Roberts, The Mitchell Grandchildren Trust for Cassie Ann Roberts, The Mitchell Grandchildren Trust for Lasey Marie Lee, The Mitchell Grandchildren Trust for Ashley Ann Lee, The Mitchell Grandchildren Trust for Skyler Kaye Mitchell, Cypress Merchant Banking Partners L.P., and Cypress Pictures Ltd. For purposes of this definition, "Family Donee" shall mean with respect to Lee Roy Mitchell, Lee Roy Mitchell's spouse, siblings, descendants or parents or the estate of Lee Roy Mitchell or any trust established by Lee Roy Mitchell or any trustee, custodian, fiduciary or foundation which will hold common stock of Cinemark USA, Inc. for charitable purposes or for the benefit of Lee Roy Mitchell or Lee Roy Mitchell's spouse, siblings, descendants or parents or the estate of Lee Roy Mitchell.

         "First Offer" shall have the meaning ascribed to such term in Section 4(a).

         "Investors" shall mean NN, Venture II and Kristal.

         "IPO" shall have the meaning ascribed to such term in Section 2(a).

         "Issuer" shall have the meaning ascribed to such term in Section 2(a).

         "Issuer Appraised Value" shall have the meaning ascribed to such term in Section 2(a).

         "Issuer Stock" shall have the meaning ascribed to such term in Section 2(a).

         "Notice Period" shall have the meaning ascribed to such term in Section 4(a).

         "Offered Securities" shall have the meaning ascribed to such term in
Section 4(a).

         "Party" or "Parties" means any or all of the signatories to this Exchange Agreement.

         "Person" shall mean any individual, partnership, corporation, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity or department, agency or political subdivision thereof.



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         "Piggyback Registration Rights" shall have the meaning ascribed to such term in Section 3.

         "Restated Shareholders Agreement" shall mean the Amended and Restated Shareholders Agreement dated November 13, 2001 by and among (i) Cinemark Empreendimentos e Participacoes Ltda, (ii) NN Participacoes Ltda, (iii) Venture II Equity Holdings Corporation, Inc. and (iv) Kristal Holdings Limited.

         "Right of First Offer" shall have the meaning ascribed to such term in
Section 4(a)

         "Sales Period" shall have the meaning ascribed to such term in Section 4(c).

         "Securities Act" shall have the meaning ascribed to such term in
Section 2(a).

         "Seller" shall have the meaning ascribed to such term in Section 4(a).

         "Stock" shall mean (i) any issued and outstanding shares of the capital stock of Issuer and (ii) any securities convertible into or exchangeable or exercisable for any of the shares of capital stock of Issuer in either case, at any time outstanding.

         "Third Party" shall have the meaning ascribed to such term in Section 4(a).

         "Transfer Notice" shall have the meaning ascribed to such term in
Section 4(a).

         "Transfer Offer" shall have the meaning ascribed to such term in
Section 4(a).

         "Transfer Offerees" shall have the meaning ascribed to such term in
Section 4(a).

         "Transfer Stock" shall have the meaning ascribed to such term in
Section 4(a).

         "U.S. Registrable Securities" means (a) the shares of common stock of the Issuer now owned or hereafter acquired by any Investor, but with respect to any share, only until such time as such share (i) has been effectively registered under the Securities Act and disposed of in accordance with a Piggyback Registration Statement covering it or (ii) has been sold to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act and the legend referred to in Section 2(d) has been removed from the certificate representing such share (at which time such share shall cease to be U.S. Registrable Securities).

         Section 2. Exchange Put Option.

         (a) If at any time prior to December 31, 2007, Cinemark (or any surviving company in a merger with Cinemark) (hereinafter collectively referred to as the "Issuer") proposes to register any shares of the Issuer's common stock in an initial public offering (the "IPO") with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") (other than registrations on Form S-8 or any successor or similar form), then all, but not less than all of, the Investors shall have the right to cause an exchange (the "Exchange Put Option") of all but not less than all of the Investors' shares of stock of Cinemark Brasil for shares of the class of Stock of the Issuer being issued in the IPO (the "Issuer



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

Stock"). The Issuer shall give written notice to the Investors at least ninety
(90) days prior to the anticipated effective date of the registration statement, of its intention to effect such a registration, which notice shall specify the kind and number of securities proposed to be registered (the "Registration Notice"). If the Investors desire to exercise the Exchange Put Option, the Investors shall provide the Issuer with an irrevocable written notice of acceptance to the Issuer (the "Exchange Put Notice"). The Exchange Put Notice must be delivered to the Issuer within thirty (30) days after the date the Registration Notice is given (the "Exchange Notice Period"). If any of the Investors fail to deliver an Exchange Put Notice prior to the expiration of the Exchange Notice Period, the Exchange Put Option shall expire and be of no further force or effect. If the Investors and the Issuer are unable to agree upon the Issuer Appraised Value (as defined below) and the Cinemark Brasil Appraised Value (as defined below), then within thirty (30) days after delivery of the Exchange Put Notice, the appraised value per share of the issued and outstanding common stock of the Issuer (the "Issuer Appraised Value") and the appraised value per share of the issued and outstanding common stock of Cinemark Brasil (the "Cinemark Brasil Appraised Value") shall be determined by two Approved Investment Banks (one appointed by the Investors and one appointed by the Issuer). The two Approved Investment Banks shall determine the per share value of the issued and outstanding common stock of the Issuer and of Cinemark Brasil without discount for minority interests, and without regard for any restrictions, assuming that all outstanding shares of common stock would be sold in a single transaction. The Issuer Appraised Value shall not reflect any discount that may be required by, or associated with, the IPO. If the two valuations of the common stock of (i) the Issuer are within ten percent (10%) of each other, the Issuer Appraised Value shall be the average of the two valuations or (ii) Cinemark Brasil are within the ten percent (10%) of each other, the Company Appraised Value shall be the average of the two valuations. However, if the valuations of the common stock of the Issuer or Cinemark Brasil, as applicable, determined by the Approved Investment Banks differ by more than ten percent (10%), then within five (5) days after delivery of such valuations, the two Approved Investment Banks shall select a third Approved Investment Bank that shall independently within fifteen (15) days after appointment, make a determination of the Issuer Appraised Value or Cinemark Brasil Appraised Value, as applicable, within the range of the previous two valuations, which Issuer Appraised Value or Cinemark Brasil Appraised Value shall be binding on all Parties. Any costs and expenses in connection with obtaining such third appraisals shall be borne equally by the Issuer and the Investors.

         (b) If the Investors timely elect to exercise the Exchange Put Option, then subject to Section 2(e) hereof, the Investors shall contribute to the Issuer the common stock of Cinemark Brasil owned by the Investors in exchange for the number of shares of Issuer Stock as determined below. On the Exchange Closing Date (as hereinafter defined), Investors shall deliver to the Issuer the share certificates representing the common stock of Cinemark Brasil so contributed and shall execute the transfer terms in the Share Transfer Book of Cinemark Brasil, and such transfer shall be recorded in the Stock Register Book of Cinemark Brasil. If, subject to compliance with all applicable laws, (i) the Issuer has received the officer's certificate described in (c) below and (ii) the Investors have complied with the terms of this subsection (b), then the Issuer shall issue to the Investors certificates representing the shares of the Issuer Stock duly registered in the names of each Investor, as applicable, within five (5) days after the effectiveness of the IPO (the "Exchange Closing Date"). The number of shares of Issuer Stock to be issued to the Investors pursuant to the Exchange Put Option shall be determined by multiplying the



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

number of shares of common stock owned by each Investor by a fraction, the numerator of which is the Cinemark Brasil Appraised Value and the denominator of which is the Issuer Appraised Value. Any resulting fractional shares shall be rounded to the nearest whole share of Issuer Stock. If the IPO is not consummated for any reason, then whenever the Issuer subsequently proposes to register any shares of its common stock in an IPO with the Commission under the Securities Act (other than registrations on Form S-8 or any successor or similar form), the Investors shall have the right to exercise the Exchange Put Option for any subsequent IPO in accordance with the terms specified above.

         (c) On the Exchange Closing Date, each Investor shall execute and deliver to the Issuer an officer's certificate duly executed by an authorized officer of such Investor containing the following representations and warranties:

                  (i) That all representations and warranties contained in
Section 6 are true and correct in all material respects on and as of the Exchange Closing Date;

                  (ii) Each Investor is an "accredited investor" as such term is defined by the Commission in Regulation D adopted pursuant to the Securities Act. Each Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investments contemplated herein.

                  (iii) Each Investor acknowledges that it must bear the economic risk of its investment in the Issuer Stock for a period of time since the Issuer Stock has not been registered under the Securities Act, nor any state securities laws, and therefore cannot be sold unless it is subsequently registered under the Securities Act and applicable state laws or an exemption from registration is available. Each Investor acknowledges that no representations have been made by the Issuer or its representatives regarding any future value of the Issuer or the Issuer Stock.

                  (iv) Each Investor hereby represents and warrants to the Issuer that it is acquiring the Issuer Stock for investment purposes only, for its own account, and not as nominee or agent for any other person or entity, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. The Investor has not made any agreement or other arrangement with any person or entity to sell, transfer or pledge any part of the Issuer Stock, and such Investor has no plans to enter into any such agreement or arrangement, except for Exempt Transfers.

                  (v) Each Investor certifies that it is not a U.S. person and is not acquiring the Issuer Stock for the account or benefit of any U.S. person or is a U.S. person who purchased the Issuer Stock in a transaction that did not require registration under the Securities Act.

                  (vi) Each Investor acknowledges that all certificates for the Issuer Stock shall contain a legend as set forth in Section 2(a) of the Exchange Option Agreement dated November 13, 2001.

         (d) The certificates representing the Issuer Stock held by each of the Investors after the exchange referred to above shall bear the following legend:



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

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES OR SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY SIMILAR REQUIREMENTS OF ANY APPLICABLE STATE SECURITIES LAW. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN AN EXCHANGE OPTION AGREEMENT DATED AS OF NOVEMBER 13, 2001 A COPY OF WHICH IS AVAILABLE UPON REQUEST FROM THE SECRETARY OF THE COMPANY."

         In connection with any transfer of shares of any Issuer Stock pursuant to any public offering registered under the Securities Act or pursuant to Rule 144 (or any similar rule or rules then in effect promulgated under the Securities Act) if such rule is available or if the holder of any shares of Issuer Stock delivers to the Issuer an opinion of U.S. securities counsel reasonably acceptable to the Issuer that no subsequent transfer of such shares shall require registration under the Securities Act, the Issuer shall promptly upon such transfer deliver new certificates for such shares which do not bear the legend set forth in this Section 2(d).

         (e) Notwithstanding anything contained in this Section 2 to the contrary, if the Investors timely exercise the Exchange Put Option in accordance with Section 2(a) hereof, the Issuer or any Affiliate of the Issuer shall have the right to purchase (the "Exchange Purchase Option") all but not less than all of the shares of stock of Cinemark Brasil owned by the Investors for a purchase price per share equal to the Cinemark Brasil Appraised Value as determined in accordance with Section 2(a) hereof. The Issuer or any Affiliate of the Issuer may exercise the Exchange Purchase Option by providing the Investors with an irrevocable written notice of exercise (the "Exchange Purchase Option Exercise Notice"). The Exchange Purchase Option Exercise Notice shall be binding on the Issuer or any Affiliate of the Issuer, as applicable, within twenty (20) days following the final determination of the Cinemark Brasil Appraised Value in accordance with Section 2(a) hereof. The closing of the purchase of the shares of stock of Cinemark Brasil pursuant to the Exchange Purchase Option (the "Purchase Option Shares") shall take place at the principal office of Cinemark Brasil within twenty (20) days after the effective date of the IPO (or as soon thereafter as practicable, in the event any required governmental consents shall not have been obtained within such period). At such closing, the Issuer or any Affiliate of the Issuer, as applicable, shall deliver by wire transfer of federal (or other immediately available) funds the appropriate amount to an account designated by the Investors against execution by the Investors of the transfer terms in the Share Transfer Book of Cinemark Brasil in regard to the Purchase Option Shares so purchased by the Issuer or Affiliate of the Issuer, as applicable, and the recordation of such transfer in the Stock Register Book of Cinemark Brasil.

         3. Piggyback Registration Rights. Subject to the last sentence of this
Section 3, each time the Issuer proposes to register any shares of its common stock with the Commission under the Securities Act (other than registrations on Form S-4 or Form S-8 or any successor or similar form) and the registration form to be used may be used for the registration of the U.S. Registrable Securities (as defined below) (a "Piggyback Registration"), the Issuer will give written notice to the Investors, at least 35 days prior to the anticipated filing date, of its intention



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to effect such a registration, which notice will specify the proposed offering price, the kind and number of securities proposed to be registered, the distribution arrangements and such other information that at the time would be appropriate to include in such notice, and will, subject to subsection 3(i) below, include in such Piggyback Registration all U.S. Registrable Securities with respect to which the Issuer has received written requests from the Investors for inclusion therein within 15 business days after the receipt of the Company's notice. Except as may otherwise be provided in this Section 3, U.S. Registrable Securities with respect to which such request for registration has been timely received will be registered by the Issuer and offered to the public in a Piggyback Registration pursuant to this Section 3 on terms and conditions at least as favorable as those applicable to the registration of shares of common stock to be sold by the Issuer and by any other shareholder of the Issuer selling under the registration statement relating to any Piggyback Registration.

                  (i) Priority on Piggyback Registrations. If the managing underwriter or underwriters, if any, advise the holders of U.S. Registrable Securities in writing that in its or their reasonable opinion or, in the case of a Piggyback Registration not being underwritten, the Issuer shall reasonably determine (and notify the holders of U.S. Registrable Securities of such determination), after consultation with an investment banker of nationally recognized standing in the U.S., that the number or kind of securities proposed to be sold in such registration (including U.S. Registrable Securities to be included pursuant to this Section 3) will materially and adversely affect the success of such offering (including, without limitation, a material impact on the selling price), the Issuer shall include in such registration the number of securities, if any, which, in the opinion of such underwriter or underwriters, or the Issuer, as the case may be, can be sold without a material impact on the selling price of such stock, as follows: (A) if the registration is originally instituted by the Issuer, (i) first, the shares of Stock the Issuer proposes to sell and (ii) second, the U.S. Registrable Securities requested to be included in such registration by the Investors and the shares of Stock of the Issuer requested to be included in such registration by the other shareholders of the Issuer, prorata among such shareholders and the Investors on the basis of their respective holdings of common stock of the Issuer or (B) if the registration is originally instituted pursuant to a demand registration right of a shareholder of the Issuer, (i) first, the shares of Stock the Issuer proposes to sell, (ii) second, the shares of Stock requested to be included in such registration by a shareholder of the Issuer pursuant to a demand registration right and (iii) third, the U.S. Registrable Securities requested to be included in such registration by the Investors and the shares of Stock of the Issuer requested to be included in such registration by the other shareholders of the Issuer, prorata among such shareholders and the Investors on the basis of their respective holdings of common stock of the Issuer.

                  (ii) Restrictions on Public Sale. To the extent not inconsistent with applicable law, each Investor, if requested by the managing underwriter or underwriters, if any, for any such Piggyback Registration, agrees not to effect any public sale or distribution of common stock of the Issuer owned by the Investor, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, during the 15 business days prior to, and during the lock up period (not to exceed the later of 90 days or such longer lock up period as may be required by the underwriters) required by the managing underwriter for the offering covered by such registration statement beginning on the effective date of the applicable registration statement (except as part of such Piggyback Registration).



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                  (iii) Additional Obligations of the Issuer. With respect to any Piggyback Registration, the Issuer will, as expeditiously as practicable:

                           (a) prepare and file with the Commission such amendments and post-effective amendments to the registration statement (the "Registration Statement") relating to the applicable registration for the sale of U.S. Registrable Securities as may be necessary under the Securities Act to keep each Registration Statement effective for the applicable period, or such shorter period which (i) in an underwritten registration will terminate when all U.S. Registrable Securities covered by such Registration Statement have been sold or
         (ii) in a registration which is not underwritten, when all of the securities registered pursuant to a demand registration by shareholders of the Issuer covered by such Registration Statement have been sold; cause each prospectus related thereto (a "Prospectus") to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement, the Prospectus or supplement to the Prospectus;

                           (b) deliver to each selling holder of U. S.
         Registrable Securities and the underwriters, if any, without charge, as many copies of the Registration Statement, the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such selling holder of U. S. Registrable Securities and underwriters may reasonably request;

                           (c) notify the selling holders of U.S. Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such person or entity) confirm such advice in writing,
         (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the U.S. Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (5) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus, any supplements, any post-effective amendments or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement, the Prospectus, any supplements, any post-effective amendments or any document incorporated therein by reference in order to make the statements or omissions therein not materially misleading;

                           (d) make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible date;



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                           (e) upon the occurrence of any event contemplated by
         subsection (c)(5) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the U.S. Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                           (f) cause all U.S. Registrable Securities covered by any Registration Statement to be listed on each securities exchange on which similar securities issued by the Issuer are then listed, or cause such U.S. Registrable Securities to be listed for trading on the New York Stock Exchange, Inc. or the American Stock Exchange, Inc., or be authorized for trading on the NASDAQ National Market System and to provide a transfer agent and registrar for U.S. Registrable Securities covered by such Registration Statement, no later than the effective date thereof, if requested by the holders of a majority of such U.S. Registrable Securities or the managing underwriters, if any;

                           (g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonable practicable, an earnings statement covering a period of at least 12 months, beginning with the first month after the effective date of the Registration Statement (as the term "effective date" is defined in Rule 158 (c) under the Securities Act), which earnings statement shall satisfy the provision of Section 11(a) of the Securities Act and Rule 158 thereunder; and

                           (h) provide a CUSIP number for all U. S. Registrable Securities, not later than the effective date of the applicable Registration Statement.

         The Issuer may require each seller of U.S. Registrable Securities as to which any registration is being effected to furnish to the Issuer a properly completed and executed selling shareholder questionnaire in form and substance as may be requested by the Issuer and such information regarding the proposed distribution of such securities as the Issuer may from time to time reasonably request in writing.

         Each holder of U.S. Registrable Securities agrees by receipt of such U.S. Registrable Securities that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in subsection (c)(5) of this subsection (iii), such holder will forthwith discontinue disposition of U.S. Registrable Securities pursuant to the Registration Statement until such holder's receipt of copies of the supplemented or amended Prospectus as contemplated by subsection (ix) of this subsection (c), or until it is advised in writing by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, and, if so directed by the Issuer, such holder will deliver to the Issuer all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such U.S. Registrable Securities current at the time of receipt of such notice.



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

                  (iv) Registration Expenses. All expenses incident to the Issuer's performance of or compliance with this Section 3 will be borne by the Issuer, including without limitation, all registration and filing fees, the fees and expenses of the counsel and accountants for the Issuer (including the expenses of any "cold comfort" letters and special audits required by or incident to the performance of such persons), all other costs and expenses of the Issuer incident to the preparation, printing and filing under the Securities Act of the registration statement (and all amendments and supplements thereto) and furnishing copies thereof and of the prospectus or prospectus supplement included therein, the costs and expenses incurred by the Issuer in connection with the qualification of the U.S. Registrable Securities under the state securities or "blue sky" laws of various jurisdictions, the costs and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), the costs and expenses of listing the U.S. Registrable Securities for trading on a national securities exchange or authorizing them for trading on NASDAQ and all other costs and expenses incurred by the Issuer in connection with any Piggyback registration hereunder; provided, that each Investor shall bear the costs and expenses of all SEC and blue sky registration and filing fees attributable to the U.S. Registrable Securities of such Investor, any underwriters' commissions, brokerage fees or transfer taxes relating to the U.S. Registrable Securities sold by such Investor and the fees and expenses of any counsel, accountants or other representative retained by the Investor.

                  (v) Indemnification by the Issuer. The Issuer agrees to indemnify, and agrees to hold harmless, to the full extent permitted by law, each holder of U.S. Registrable Securities and each of its officers, directors, partners (general and limited, and the directors, officers and Affiliates thereof) (within the meaning of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") (collectively, the "Indemnified Parties"), against all losses, claims, damages, liabilities and expenses (including any amounts paid in settlement effected with the Issuer's consent to which such Indemnified Parties may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise), insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon
(i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), Prospectus or preliminary or summary Prospectus or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Issuer will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding, except insofar as the same arise out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, Prospectus or preliminary or summary Prospectus in reliance on and in conformity with written information with respect to such Shareholder furnished to the Issuer by such holder of U.S. Registrable Securities or its representative expressly for use therein.

                  (vi) Indemnification by the Investors. In connection with any Piggyback Registration in which an Investor is participating, each such Investor will furnish to the Issuer in writing such information with respect to such Investor as the Issuer reasonably requests for use in connection with any registration statement or prospectus used for such Piggyback Registration and agrees to indemnify, to the full extent permitted by law, the Issuer, the directors and officers of the Issuer and each person who controls the Issuer (within the meaning of the Securities Act and the Securities Exchange Act of 1934, as amended) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements in the registration statement or prospectus or preliminary prospectus (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to such Investor so furnished in writing by such Investor or its representative specifically for inclusion therein. In no event shall the liability of any Investor selling U.S. Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Investor upon the sale of the U.S. Registrable Securities giving rise to such indemnification obligation. The Issuer shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information with respect to such persons or entities so furnished in writing by such persons or entities or their representatives specifically for inclusion in any prospectus or registration statement.

                  (vii) Conduct of Indemnification Proceedings. Any person or entity entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party after the receipt by the indemnified party of a written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party will claim indemnification or contribution pursuant to this Exchange Agreement; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Subsection 3(v) and (vi), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any one jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

                  (viii) Contribution. If for any reason the indemnification provided for in the preceding clause (iv) above is unavailable as contemplated by the preceding clause (iv), then the Investors in lieu of indemnification shall contribute to the amount paid or payable by the Issuer as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Issuer and the Investor from the offering of the Registrable Securities (taking into account the portion of the proceeds realized by each), but also the relative fault of the Issuer and the Investor, as well as any other relevant equitable considerations, provided that no Investor shall be required to contribute in an amount greater than the difference between the net proceeds received by such Investor with respect to the sale of any U.S. Registrable Securities and all amounts already contributed by such Investor with respect to such claims, including amounts paid for any legal or other fees or expenses incurred by such Investor.

                  (ix) Participation in Underwritten Registrations. No Investor may participate in any underwritten Piggyback Registration hereunder unless such Investor (i) agrees to sell its U.S. Registrable Securities on the basis provided in any underwriting arrangements approved by the Issuer and (ii) accurately completes in a timely manner and executes all questionnaires, powers of attorney, custody agreements (including delivery of U. S. Registrable Securities pursuant thereto), underwriting agreements and other documents provided to such Investor which are customarily required under the terms of such underwriting arrangements.

         4. Right of First Offer.

         (a) If an Investor desires to Transfer any or all of the shares of Stock then owned by such Investor to any Person other than pursuant to (i) an Exempt Transfer or (ii) a sale to the public pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 of the Securities Act (such Shares subject to such proposed transfer shall herein be referred to as the "Transfer Stock"), the proposed transferor ("Seller") shall reduce to writing the terms pursuant to which such Seller desires to Transfer the Transfer Stock (a "Transfer Offer"). The Transfer Offer shall identify the Transfer Stock, the price of the Transfer Stock, the identity of any third party offeror (the "Third Party"), if any, and all the other material terms and conditions of such Transfer Offer. The Seller shall, as soon as reasonably practicable, provide written notice (the "Transfer Notice") of such Transfer Offer to the Issuer and the Existing Cinemark USA Shareholders (the "Transfer Offerees"). The Transfer Notice shall contain an irrevocable offer (a "First Offer") to sell the Transfer Stock to the Transfer Offerees at a price equal to the price and upon substantially the same terms and conditions as the terms and conditions contained in such Transfer Offer; provided, however, that in the event the terms of the Transfer Offer entitle the Third Party to purchase the Transfer Stock for securities of such Third Party (the "Offered Securities") or other property, the Transfer Offerees shall be entitled to purchase the Transfer Stock for an amount of cash equal to the fair market value, as determined by a nationally recognized investment banking firm selected by the Seller of the Transfer Stock, of the Offered Securities or such other property. Upon receipt of the Transfer Notice, the Transfer Offerees shall have the irrevocable right and option (the "Right of First Offer"), exercisable as provided below, to accept the First Offer for all shares of the Transfer Stock (subject to the provisions set forth below) at the price specified in the Transfer Notice. In the event there is more than one Transfer Offeree, then the First Offer shall be allocated among the Transfer Offerees in such proportion as the Transfer Offerees shall determine, or if such Transfer Offerees are unable to determine such allocation, the Transfer Stock shall be prorated among the Transfer Offerees based upon their respective percentage ownership of Shares of the Transfer Offerees electing to purchase Transfer Stock; provided that, unless the Seller shall have consented to the purchase of less than all of the Transfer Stock, the Transfer Offerees may not purchase any Transfer Stock unless all the Transfer Stock is to be purchased. If the Transfer Offeree desires to exercise such option with respect to a First Offer, the Transfer Offeree shall provide the Seller with an irrevocable written notice of acceptance which shall be binding on said Transfer Offeree. The notice of acceptance must be provided to the Seller within thirty
(30) days after the date the Transfer Notice is given (the "Notice Period"), and a copy of which notice of acceptance shall simultaneously be provided to the Company.

         (b) The closing of the purchase of the Transfer Stock by the Transfer Offeree which has exercised the options granted pursuant to this Section 4 shall take place at the principal office of the Company within thirty (30) days after the expiration of the Notice Period (or as soon thereafter as practicable, in the event any required governmental consents shall not have been obtained within such thirty (30) day period). At such closing, the Transfer Offeree shall deliver by wire transfer of federal (or other immediately available funds) the appropriate amount to an account designated by Seller against delivery of certificates representing the Transfer Stock so purchased, duly endorsed in blank by the person or persons in whose name a stock certificate is registered or accompanied by a duly executed assignment separate from the certificate.

         (c) If the Transfer Offerees have not elected to purchase the Transfer Stock within the specified Notice Period, the Investor shall have 90 days from the end of the Notice Period (the "Sales Period") in which to Transfer any or all of the Transfer Stock to any Third Party at a price not less than and on terms no more favorable to such Third Party than were contained in the Transfer Notice.

         (d) No Transfer may be made to any Third Party unless such transferee executes and delivers a supplemental agreement agreeing to be bound by this
Section 4. Promptly after any sale pursuant to this Section 4, the Seller shall notify the Company and the Existing Cinemark USA Shareholders of the consummation thereof and shall furnish such evidence of the completion (including time of completion) of such sale and of the terms thereof as the Company may reasonably request. If, at the termination of the Sales Period, the Seller has not completed the sale of all the Transfer Stock, such Seller shall no longer be permitted to Transfer such Transfer Stock pursuant to this Section 4 without again fully complying with the provisions of this Section 4, and all of the applicable restrictions on Transfer contained in this Agreement shall again be in effect with respect to all such Seller's Transfer Stock.

         5. Drag Along. In the event of a transaction wherein Lee Roy Mitchell can cause all but not less than all of the other Existing Cinemark USA Shareholders to sell their shares of stock of Cinemark, Lee Roy Mitchell shall give the Investors notice in writing at least thirty (30) days in advance of such proposed sale specifying the sales price, the proposed purchaser and the other terms of sale. The Investors shall be obligated to, and hereby agree, to sell all of the shares of Stock owned by the Investors to such prospective purchaser(s) for the same price per share and upon the same terms of sale as shall be accepted by Lee Roy Mitchell and the other Existing Cinemark USA Shareholders; provided that the price per share to be paid to the Investors is not less than the greater of (A) the Issuer Appraised Value or (B) the average of the closing prices during the period of the thirty (30) consecutive trading days ending on the day immediately preceding the closing date for the sale referred to in this Section 5 of a share of Issuer Stock as reported on the principal national securities exchange on which the shares of Stock are listed or admitted to trading, or, if the shares of Stock are not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotation National Market (the "NASDAQ National Market"), or, if the shares of Stock are not quoted on the NASDAQ National Market, the average of the highest reported bid and the lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. (the "NASD") through NASDAQ, or, if not so reported through NASDAQ, as reported through the National Quotation Bureau, Incorporated ("NQBI") or a similar organization if NASDAQ or NQBI are no longer reporting such information.

         6. Representations and Warranties of NN, Venture II and Kristal. Each of NN, Venture II and Kristal severally represent and warrant to Cinemark that:

                  (i) It is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, is in good standing in that jurisdiction and is qualified to do business and is in good standing as a foreign corporation in any other jurisdiction where the failure to be so qualified or in good standing would have a material adverse effect on the validity or enforceability of this Exchange Agreement or its ability to timely perform its obligations hereunder;

                  (ii) It has the power and authority to enter into this Exchange Agreement and will at all times have the corporate power and authority to perform its obligations under this Exchange Agreement;

                  (iii) This Exchange Agreement has been duly authorized by all requisite action on its part, has been executed and delivered by it, and this Exchange Agreement constitutes its valid and binding obligation, enforceable in accordance with the terms of this Exchange Agreement;

                  (iv) The execution, delivery and performance of this Exchange Agreement by it (x) does not violate, nor to the best of its knowledge and belief will it in the future violate, any law, regulation, order, injunction or decree of any court or governmental authority of the country of its formation or any other country in which it carries on business, or any political subdivision of any of them, by, and (y) to the best of its knowledge and belief does not require any consent from any persons or entities where the occurrence of such a violation or the failure to obtain such consent would have a material adverse effect on the business or financial condition of such Party or its ability to timely perform its obligations under such agreements; and

                  (v) The execution, delivery and performance of this Exchange Agreement by it (x) does not constitute, nor will it constitute, a breach of or conflict with any contract to which it is a party or is bound, and (y) will not subject the other Parties hereto to liability or damages with respect to any contract with a third party to which it is a party or is bound.

         7. Representations and Warranties of Cinemark. Cinemark represents and warrants to the Investors that:

                  (i) It is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, is in good standing in that jurisdiction and is qualified to do business and is in good standing as a foreign corporation in any other jurisdiction where the failure to be so qualified or in good standing would have a material adverse effect on the validity or enforceability of this Exchange Agreement or its ability to timely perform its obligations hereunder;

                  (ii) It has the power and authority to enter into this Exchange Agreement and will at all times have the corporate power and authority to perform its obligations under this Exchange Agreement;

                  (iii) This Exchange Agreement has been duly authorized by all requisite action on its part, has been executed and delivered by it, and this Exchange Agreement constitutes its valid and binding obligation, enforceable in accordance with the terms of this Exchange Agreement;

                  (iv) The execution, delivery and performance of this Exchange Agreement by it (x) does not violate, nor to the best of its knowledge and belief will it in the future violate, any law, regulation, order, injunction or decree of any court or governmental authority of the country of its formation or any other country in which it carries on business, or any political subdivision of any of them, by, and (y) to the best of its knowledge and belief does not require any consent from any persons or entities where the occurrence of such a violation or the failure to obtain such consent would have a material adverse effect on the business or financial condition of such Party or its ability to timely perform its obligations under such agreements; and

                  (v) The execution, delivery and performance of this Exchange Agreement by it (x) does not constitute, nor will it constitute, a breach of or conflict with any contract to which it is a party or is bound, and (y) will not subject the other Parties hereto to liability or damages with respect to any contract with a third party to which it is a party or is bound.

         8. Termination.

         (a) The provisions of Sections 4 and 5 of this Exchange Agreement shall terminate upon the earlier of (i) the consummation of an underwritten public offering of common stock resulting in not less than 25% of the Issuer issued and outstanding common stock being held by the public or (ii) the consummation of any merger of the Issuer with and into a company whose common stock is publicly traded on a national securities exchange or NASDAQ (each an "Exchange"), in which at least 90% of the merger consideration is comprised of registered securities listed on an Exchange and/or cash.

         (b) This Exchange Agreement shall terminate on the earlier to occur of the following events:

                  (i) The written agreements of the Parties hereto; and

                  (ii) The Investors have exercised a Demand Registration (as. defined in the Restated Shareholders' Agreement) in accordance with Section 5 of the Restated Shareholders' Agreement; or

                  (iii) Cinemark Brasil registers with the Brazilian Securities Commission under and in accordance with the provisions of the applicable Brazilian securities legislation or law, the result of which is that thirty five percent (35%) or more of the issued and outstanding capital stock of Cinemark Brasil is held by the public.

         9. Miscellaneous.

         (a) Notices. Unless otherwise provided in this Exchange Agreement, all notices, approvals, consents, or other communications purporting to affect the rights of the Parties hereunder will be in writing and will be given personally or by facsimile or express international courier to the Party entitled thereto at the proper address as set forth below or at such other address as such Party will notify to the other Parties to this Exchange Agreement.

           Cinemark:         Cinemark USA, Inc.
                             3900 Dallas Parkway, Suite 500
                             Plano, Texas 75093 U.S.A.

                             Attention:  Michael Cavalier, Vice President
                                         General Counsel
                             Facsimile Number:  (972) 665-1004

           NN:               Participacoes Ltda.
                             Rua Dr. Renato Paes de Barros, 714
                             Conjunto 64 - Sao Paulo - SP

                             Attention:  Edgar Gleich
                             Copy to:  Moises Pinsky
                             Facsimile Number: 011-5511-3849-5340

           Venture II:       VENTURE II EQUITY HOLDINGS CORPORATION
                             c/o Demarest e Almeida Advogados
                             Alameda Campinas, 1.070-7th Floor
                             Sao Paulo, SP 01401 000
                             Brazil

                             Attention:  Roberto Luz Portella
                             Facsimile Number:  55-11-888-1700

           Kristal:          KRISTAL HOLDINGS LIMITED
                             c/o Demarest e Almeida Advogados
                             Alameda Campinas, 1.070 7th Floor
                             Sao Paulo, SP 01401 000
                             Brazil

                             Attention:  Roberto Luz Portella
                             Facsimile Number: 55-11-888-1700

         Any such notice or communication (i) sent by express international courier will be considered delivered three (3) calendar days after the date of dispatch; (ii) sent by facsimile will be considered given on the date of such delivery. By providing the other Party at least 30 (thirty) days' written notice hereof, the Parties and their respective permitted successors and assigns shall have the right from time to time and at any time during the term of this Exchange Agreement to change their respective addresses for notice and each shall have the right to specify as its or his address for notices any other address.

         (b) Governing Law. EXCEPT AS OTHERWISE EXPLICITLY PROVIDED HEREIN, THIS EXCHANGE AGREEMENT AND THE RIGHTS AND LIABILITIES OF THE PARTIES SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, UNITED STATES OF AMERICA, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES OR CHOICE OF LAWS RULES THEREOF. FOR PURPOSES OF DETERMINING THE GOVERNING LAW, THE PARTIES HERETO ACKNOWLEDGE THAT CINEMARK IS THE PROPONENT OF THIS EXCHANGE AGREEMENT AND OF THE BUSINESS TRANSACTION EMBODIED HEREIN. NN, VENTURE II AND KRISTAL CONSENT TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF TEXAS (AND THE FEDERAL COURTS OF THE UNITED STATES), TO SERVICE OF PROCESS BEING EFFECTED UPON IT BY REGISTERED POST SENT TO THE ADDRESS NOTED HEREIN, UNLESS OTHERWISE REQUIRED BY THE CONFLICT OF LAWS RULES OF THE COUNTRY WHERE THE DEFENDANT IS DOMICILED AND TO THE UNCONTESTED ENFORCEMENT OF ANY JUDGMENT OF ANY SUCH COURT IN ANY OTHER JURISDICTION WHEREIN IT AND/OR ANY OF ITS ASSETS ARE PRESENT. ANY LEGAL ACTION OR PROCEEDING WITH REGARD TO THIS EXCHANGE AGREEMENT MAY BE BROUGHT IN A COURT OF COMPETENT JURISDICTION OF THE STATE OF TEXAS OR OF THE UNITED STATES LOCATED IN DALLAS COUNTY, TEXAS, AND EACH PARTY HEREBY CONSENTS AND AGREES TO BOTH PERSONAL JURISDICTION AND VENUE IN SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING AND WAIVES ANY ASSERTION OR CLAIM OF INCONVENIENCE REGARDING PERSONAL JURISDICTION AND/OR VENUE THEREIN.

         (c) Terminology. The division of this Exchange Agreement into Sections and other subdivisions, and the titles of such subdivisions are for convenience only, and neither limit nor amplify the provisions of this Exchange Agreement itself. The use herein and therein of the word "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non limiting language (such as "without limitation", or "but not limited to", or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. The language in this Exchange Agreement shall be construed as to its fair meaning and not strictly for or against any Party.

         (d) Amendments and Waivers. The provisions of this Exchange Agreement, including the provisions of this paragraph (d), may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given, except by a written instrument executed by the Parties hereto. The waiver by any Party hereto of any provision of this Exchange Agreement shall not operate or be construed as waiver of any other provision and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such Party's rights to exercise the same at any subsequent time or times hereunder.

         (e) Transfers Void. Any Transfer of any security of the Issuer in violation of this Exchange Agreement shall be null and void, and the Issuer covenants and agrees that it will not register or otherwise recognize a Transfer (whether for the purposes of shareholder voting or in connection with the distribution of dividends or other corporate assets) of any securities which it has reason to believe was effected in violation of this Exchange Agreement.

         (f) Specific Performance. Each of the Parties hereto acknowledge that remedies at law may be inadequate to protect the other Party and its successors or permitted assigns against any actual or threatened breach of this Exchange Agreement by a Party and without prejudice to the rights and remedies otherwise available to a Party. Each Party agrees that they shall each be entitled to seek equitable relief by way of injunction or specific performance if the other Party breaches or threatens to breach any of the provisions of this Exchange Agreement. Each Party agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. Such remedies shall not be deemed to be exclusive remedies for a breach of this Exchange Agreement but shall be in addition to all other remedies available at law or equity. The Parties hereby acknowledge that the payment of damages by the defaulting party to the non-defaulting party shall not be deemed appropriate indemnification for the failure by a Party to comply with his obligations hereunder.

         (g) Counterparts. This Exchange Agreement may be executed in one or more counterparts, by the original Parties hereto and any successor in interest, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

         (h) Reformation and Severability. In the event that any provision of this Exchange Agreement shall be held to be invalid or unenforceable, the same shall not affect in any respect whatsoever the validity or enforceability of the remainder of this Exchange Agreement. If a provision hereof is held to be invalid or unenforceable, necessary modifications shall be implied or agreed to by the Parties to achieve the economic effect intended by this Exchange Agreement. The legality, validity and enforceability of the remaining provisions of this Exchange Agreement shall not be affected or impaired thereby.

         (i) Further Assurances. Each Party agrees to do all acts and things and to make, execute and deliver such further written instruments including any actions reasonably necessary to fulfill, or to cause its Affiliates to fulfill, its obligations under this Exchange Agreement, as may from time to time be reasonably required to carry out the terms and provisions of this Exchange Agreement.

         (j) Entire Agreement. This Exchange Agreement shall constitute the entire agreement between the Parties with respect to the subject matter hereof.

                            EXCHANGE OPTION AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Exchange Option Agreement to be executed as of the date first above written.

                                   CINEMARK USA, INC.


                                   By:  /s/ MICHAEL CAVALIER
                                      ------------------------------------------
                                   Name: Michael Cavalier
                                        ----------------------------------------
                                   Title: Vice President & General Counsel
                                         ---------------------------------------

                            EXCHANGE OPTION AGREEMENT


                                   NN PARTICIPACOES LTDA.




                                   By: /s/ EDGAR GLEICH
                                       -----------------------------------------
                                   Name: Edgar Gleich
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------


                                   By: /s/ RICARDO ARDUINI
                                       -----------------------------------------
                                   Name: Ricardo Arduini
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------

                            EXCHANGE OPTION AGREEMENT


                                   VENTURE II EQUITY HOLDINGS
                                   CORPORATION, INC.




                                   By: /s/ MARIA LUCIA DE ALEMEDA PRATT E SILVA
                                       -----------------------------------------
                                   Name: Maria Lucia de Alemeda Pratt E Silva
                                         ---------------------------------------
                                   Title: Attorney-In-Fact
                                          --------------------------------------

                            EXCHANGE OPTION AGREEMENT


                                   KRISTAL HOLDINGS LIMITED




                                   By: /s/ MARIA LUCIA DE ALEMEDA PRATT E SILVA
                                       -----------------------------------------
                                   Name: Maria Lucia de Alemeda Pratt E Silva
                                         ---------------------------------------
                                   Title: Attorney-In-Fact
                                          --------------------------------------



WITNESSES:



-------------------------------------
Name:
     --------------------------------



-------------------------------------
Name:
     --------------------------------